1Q 2026 - Financial Results April 22, 2026 Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance, dividend payments and stock repurchases. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov).

Executing On and Delivering Shareholder Value 3 • Total deposits excluding brokered up $1.4 billion vs a year ago, and up $277 million vs prior quarter • NIDDA represented 30% of total deposits; down $166 million vs prior quarter but up $875 million, or 11%, vs a year ago • Core loans(2) up $906 million vs prior year; residential and other down $761 million vs prior year, consistent with balance sheet strategy • Credit improvement: Criticized & classified loans down $146 million, or 12%, vs prior quarter and NPLs down $98 million, or 26%, vs prior quarter; ACL/NPL coverage increased to 75.90%. • Net Income of $61.9 million, or $0.83 diluted EPS, reflecting typical first-quarter seasonality • PPNR(1) of $106.3 million, up $11.1 million vs a year ago • Net interest income of $249.0 million; NIM of 2.99%, up 18 bps vs a year ago • Provision for credit losses of $24.6 million, reflecting increases in specific reserves on two unrelated loans amid improving overall asset quality Financial Performance Funding and Asset Mix (1) Represent a non-GAAP measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. (2) Core Loans include CRE, C&I and Mortgage Warehouse Lending. Capital • CET1 ratio of 12.2% • Tangible book value per share of $40.05(1), up 7% vs prior year • Returned $60.0 million to share holders through repurchase of approximately 1.3 million shares • Increased dividends by $0.02, or 6%, to $0.33 per common share from $0.31 per common share.

Key Profitability Metrics Are Steadily Improving ($ in millions) 4 $58 $69 $72 $72 $62$69 Net Income Adj. Net Income 1Q25 2Q25 3Q25 4Q25 1Q26 8.2% 9.4% 9.5% 9.2% 8.1%8.9% ROE Adj. ROE 1Q25 2Q25 3Q25 4Q25 1Q26 $233 $246 $250 $258 $249 2.81% 2.93% 3.00% 3.06% 2.99%Net Interest Income NIM 1Q25 2Q25 3Q25 4Q25 1Q26 0.68% 0.78% 0.82% 0.81% 0.72%0.78% ROA Adj. ROA 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income & Net Interest Margin Net Income Return on Assets(3) Return on Equity(3) $95 $110 $110 $119 $106$115 PPNR Adj. PPNR 1Q25 2Q25 3Q25 4Q25 1Q26 Pre-Provision Net Revenue(2) $0.78 $0.91 $0.95 $0.94 $0.83$0.90 EPS Adj. EPS 1Q25 2Q25 3Q25 4Q25 1Q26 EPS (1) Adjusted net income, ROA, ROE, and EPS are adjusted for the impact of write downs of previously capitalized software totaling $3.8 million before taxes. (2) Represents a non-GAAP measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. (3) Quarterly annualized ratios. (1)(2) (1)(2) (1)(2) (1)(2) (3)

2.81% 2.60% 2.84% 3.06% 2.62% 2.57% 2.81% 2.99% 4Q25 1Q264Q23 1Q241Q234Q22 NIM and Net Interest Income Seasonality Trends NIM and Net Interest Income are seasonally lower in the first quarter of the year $243.1 $217.2 $239.3 $258.2 $227.9 $214.9 $233.1 $249.0 Net Interest Margin Seasonal Trends Net Interest Income Seasonal Trends 4Q24 1Q25 4Q25 1Q264Q23 1Q241Q234Q22 4Q24 1Q25 5 (0.07%) (0.03%) (0.03%) (0.19%) FY23 FY24 FY25 FY26 FY23 FY24 FY25 FY26

Fourth Quarter Earnings Highlights

BankUnited

($ in millions, except per share data)	1Q25	4Q25	1Q26	Change From 1Q25	Change From 4Q25
Income Statement					
Net Interest Income	$233	$258	$249	$16	($9)
Provision for Credit Losses	$15	$26	$25	$10	($1)
Total Non-Interest Income	$22	$30	$25	$3	($5)
Total Non-Interest Expense	$160	$173	$167	$7	($6)
Net Income	$58	$69	$62	$4	($7)
EPS	$0.78	$0.90	$0.83	$0.05	($0.07)
Net Interest Margin	2.81%	3.06%	2.99%	0.18%	(0.07)%
Balance Sheet					
Period-End Core Loans(1)	$15,671	$16,569	$16,577	$906	$8
Period-End Loans	$23,990	$24,274	$24,135	$145	($139)
Non-Interest DDA	$8,069	$9,110	$8,944	$875	($166)
Period-End Deposits	$28,058	$29,353	$29,360	$1,302	$7
Capital					
CET1	12.2%	12.3%	12.2%	—%	(0.1)%
Total Risk-Based Capital	14.3%	14.1%	14.0%	(0.3)%	(0.1)%
Asset Quality					
Non-Performing Assets to Total Assets(2)	0.76%	1.08%	0.79%	0.03%	(0.29)%
ACL to Total Loans	0.92%	0.91%	0.87%	(0.05)%	(0.04)%
Commercial ACL to Commercial Loans(3)	1.34%	1.30%	1.25%	(0.09)%	(0.05)%

(1) Core Loans include CRE, C&I and Mortgage Warehouse Lending. (2) Includes guaranteed portion of non-accrual SBA loans. (3) For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

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Non-Interest Demand Deposit Balances Have Returned to COVID-Era Peak Levels and Are Well-Positioned for Continued Growth ($ in millions) $4,424 $3,778 $3,447 $3,889 $4,027 $10,789 $10,171 $9,937 $10,165 $9,940 $4,776 $5,584 $6,609 $6,189 $6,449 $8,069 $9,113 $8,625 $9,110 $8,944 $28,058 $28,646 $28,618 $29,353 $29,360 2.52% 2.37% 2.31% 2.10% 2.09% Spot APY Non-Interest Demand Interest Demand Money Market / Savings Time 1Q25 2Q25 3Q25 4Q25 1Q26 7 $27,385 $27,677 $27,246 $28,354 $28,494 $19,972 $19,683 $19,043 $19,646 $20,030 $7,413 $7,994 $8,203 $8,708 $8,463 2.58% 2.47% 2.38% 2.18% 2.12% Quarterly Cost of Deposits Avg NIDDA Avg IB Deposits 1Q25 2Q25 3Q25 4Q25 1Q26 28.8% 31.8% 30.1% 28.8% 30.5% NIDDA % Diverse deposit book by sector; largest industry verticals at March 31: National Title Solutions $4.1 billion National HOA $2.3 billion Deposit Portfolio Over Time Quarterly Avg. Deposits & Cost of Deposits Avg. NIDDA down $245 million Q-o-Q; up $1.1 billion for the 12 months

Core Loan Growth While Resi and Other Loan Balances Continue to Decline ($ in millions) $7,465 $7,304 $7,131 $6,983 $6,856 $6,206 $6,473 $6,534 $6,811 $6,886 $8,885 $8,686 $8,556 $9,030 $8,886 $580 $627 $709 $728 $805$854 $844 $772 $722 $701 $23,990 $23,934 $23,702 $24,274 $24,134 Residential CRE C&I MWL Other 1Q25 2Q25 3Q25 4Q25 1Q26 8 Loan Portfolio Over Time $24,274 $75 ($144) $77 ($127) ($21) $24,134 4Q25 CRE C&I MWL Resi Other 1Q26 First Quarter 2026 Loan Attribution 5.48% 5.55% 5.53% 5.37% 5.31% 1Q25 2Q25 3Q25 4Q25 1Q26 Quarterly Loan Yield

High Quality Diversified CRE Portfolio At March 31, 2026 ($ in millions) 9 $6.9 billion 47% 21% 32% FL NY Tri-State Other 20% 23% 15% 22% 7% 11% 2% Office Warehouse/Industrial Multifamily Retail Hotel Construction & Land Other 1.78 1.82 1.94 1.81 1.75 3.13 1.84 Office Industrial Multifamily Retail Hotel Other Total 64.2% 48.3% 53.2% 58.7% 48.0% 44.4% 55.4% Office Industrial Multifamily Retail Hotel Other Total 57% 44% 43% 38% 78% 42% 34% Office Industrial Multifamily Retail Hotel Other Construction and Land 20% 7% 46%22% 10% 3% 30% 23% 49% 11%40% 12% 55% 36% Other FL NY Tri- State CRE Portfolio by Property Type Wtd. Avg. DSCR by Property Type CRE Portfolio by Geography Geographic Data by Property Type Wtd. Avg. LTV by Property Type

Commercial and Industrial Loans(1) At March 31, 2026 ($ in millions) 10 16.2% 8.8% 8.3% 8.1% 7.8% 7.3% 7.3% 6.0% 5.2% 5.1% 4.4% 4.2% 3.3% 2.8% 1.7% 1.2% 0.8% 1.5% Finance and Insurance Health Care Utilities Wholesale Trade Manufacturing Construction Educational Services Transport / Warehousing Information R/E and Rental & Leasing Prof., Scientific, Tech. Svcs. Retail Trade Other Services Public Administration Arts, Entertainment, and Rec. Adm., Support and Waste Mgnt. Accom. & Food Services Other $9,030 $311 ($354) ($65) ($36) $8,886 4Q25 Production Payments/ Payoffs Strategic Exits Net Charge- Offs 1Q26 28% 28%9% 19% 16% FL NY Tri State GA, TX, NC Other NDFI Diverse Industry Exposure Geographic Distribution First Quarter 2026 C&I Loan Walk $8.9 billion (1) Includes $2.0 billion in owner-occupied real estate, excludes MWL

Drivers of Change in the ACL ($ in millions)



Increase in Specific Reserves
Risk Rating Migration
Change in Qualitative Overlay
Portfolio Changes and Other
Net Charge-Offs
Assumption and Modeling Updates
Economic Forecast
$219.8
$22.1
$1.9
$8.3
($3.0)
($36.1)
($3.9)
($0.3)
$208.8
Some elements related to economic uncertainty and model imprecision
Portfolio composition changes
New production, net of exits
Changes in borrower financials
Current market adjustment
Scenario weighting
Changes to forward path of forecast
4Q25
1Q26
% of Total Loans
0.91%
0.87%

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Allocation of the ACL ($ in millions) 12 Office Portfolio ACL at 1Q26 was 1.69% $219.7 $222.7 $219.9 $219.8 $208.8 0.92% 0.93% 0.93% 0.91% 0.87% ACL ACL Ratio 1Q25 2Q25 3Q25 4Q25 1Q26 $19.4 $12.7 $14.7 $24.9 $36.1 0.24% 0.23% 0.27% 0.30% 0.37% Net Charge-Offs Net Charge-Offs Ratio, Trailing 12 Months 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses Net Charge-Offs Composition of ACL at March 31, 2026 Balance % of Loans Commercial: Commercial real estate $55.7 0.81 % Commercial and industrial 141.9 1.60 % Franchise and equipment finance 0.4 0.47 % Total commercial 198.0 1.25 % Pinnacle - municipal finance 0.1 0.02 % Residential and mortgage warehouse lending 10.7 0.14 % Allowance for credit losses $208.8 0.87 % Net Charge-Offs, Trailing 12 months was 0.37%

Non-Performing Metrics ($ in millions) 13 1.08% 1.57% 1.60% 1.54% 1.14% 0.94% 1.42% 1.43% 1.38% 1.00% NPL Excl. Guaranteed Portion of Non-Accrual SBA Loans NPL Ratio 1Q25 2Q25 3Q25 4Q25 1Q26 NPL RatioNon-Performing Loans by Portfolio Segment $260 $376 $379 $373 $275 $30 $23 $23 $23 $23 $83 $142 $136 $97 $67 $105 $167 $173 $211 $149 $6 $4 $3 $2 $1$33 $36 $40 $38 $34$3 $4 $4 $2 $1 Residential CRE C&I Franchise and Equipment Guaranteed Portion of SBA Non-Guaranteed Portion of SBA 1Q25 2Q25 3Q25 4Q25 1Q26 0.76% 1.08% 1.10% 1.08% 0.79% 0.67% 0.98% 0.99% 0.97% 0.69% NPA Excl. Guaranteed Portion of Non-Accrual SBA Loans NPA Ratio 1Q25 2Q25 3Q25 4Q25 1Q26 NPA Ratio $48 $3 $16Office Industrial Multifamily - NY Rent Regulated Non-Performing CRE Loans by Property Type At March 31, 2026 $67 million

Criticized and Classified Loans Trend ($ in millions) 14 $193 $130 $137 $175 $177 $71 $89 $55 $82 $67 $122 $41 $82 $93 $110 Commercial Real Estate Commercial 1Q25 2Q25 3Q25 4Q25 1Q26 $193 $312 $312 $310 $217 $83 $142 $136 $97 $67 $110 $170 $176 $213 $150 Commercial Real Estate Commercial 1Q25 2Q25 3Q25 4Q25 1Q26 (1) Excludes SBA. (2) Includes C&I and franchise and equipment finance Special Mention Substandard Non-Accruing and Doubtful $941 $725 $715 $658 $604 $644 $515 $517 $471 $412 $297 $210 $198 $187 $192 Commercial Real Estate Commercial 1Q25 2Q25 3Q25 4Q25 1Q26 $1,327 $1,167 $1,164 $1,143 $998 $798 $746 $708 $650 $546 $529 $421 $456 $493 $452 Commercial Real Estate Commercial 1Q25 2Q25 3Q25 4Q25 1Q26 Total Criticized and Classified Substandard Accruing (1) (1)(2) (1) (1)(2) (1) (1)(2) (1) (1)(2)

Appendix

Loans to Non-Depository Financial Institutions (NDFI) 16 B2B $265 Capital Call / Subscription Lines $488 Other $684 NDFI Portfolio Distribution ($ in millions) “Other” includes REITs, B2C, Private Equity Funds, Insurance Carriers and Investment Services NDFI Portfolio Characteristics $1.4B NDFI Exposure vs $1.5B in 4Q25 6% of total loans; 8% of commercial loans One loan past due 30 - 59 days Excludes $806 million in MWL

Allocation of the ACL 17 December 31, 2025 March 31, 2026 Balance % of Loans Balance % of Loans Commercial: Commercial real estate $58.3 0.86% $55.7 0.81 % Commercial and industrial 148.6 1.65% 141.9 1.60 % Franchise and equipment finance 1.0 0.93% 0.4 0.47 % Total commercial 207.9 1.30% 198.0 1.25 % Pinnacle - municipal finance 0.1 0.02% 0.1 0.02 % Residential and mortgage warehouse lending 11.8 0.15% 10.7 0.14 % Allowance for credit losses $219.8 0.91% $208.8 0.87 % Office Portfolio ACL: 1.69% at March 31, 2026, 2.03% at December 31, 2025 Asset Quality Ratios December 31, 2025 March 31, 2026 Non-performing loans to total loans(1) 1.54% 1.14 % Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans 1.38% 1.00 % Non-performing assets to total assets(1) 1.08% 0.79 % Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets 0.97% 0.69 % Allowance for credit losses to non-performing loans(1) 58.99% 75.90 % Net charge-offs to average loans(2) 0.30% 0.61 % Net charge-offs to average loans, trailing twelve months 0.30% 0.37% (1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $33.8 million and $37.9 million at March 31, 2026 and December 31, 2025, respectively. (2) Annualized for the three months ended March 31, 2026.

Residential Portfolio Overview 18 34% 12% 13% 27% 1% 13%30 Yr Fixed 15 & 20 Year Fixed 10/1 ARM 5/1 & 7/1 ARM Formerly Covered Govt Insured 33% 25% 39% 3% 60% or less 61% - 70% 71% - 80% More than 80% 76% 14% 10% >759 720-759 <720 or NA 74% 15% 4% 3% 4% <1% Prior 2022 2023 2024 2025 2026 High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de- minimis charge-offs since inception as well as government insured loans (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically at origination Residential Loan Product Type Breakdown by LTV(1) FICO Distribution(1) Breakdown by Vintage(1)

High Quality, Short-Duration Securities Portfolio 19 36% 27% 25% 8% 4% US Government and Agency Private label RMBS and CMOs Private label CMBS CLOs Other GOV 36% AAA 54% AA 5% A 4% NR 1% December 31, 2025 March 31, 2026 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency ($51) $3,424 ($51) $3,457 Private label RMBS and CMOs (193) 2,491 (195) 2,516 Private label CMBS (14) 2,168 (16) 2,402 CLOs — 781 (1) 772 Other (9) 394 (9) 352 ($267) $9,258 ($272) $9,499 Portfolio Composition Rating Distribution No expected credit losses on AFS securities Unrealized losses just 3% of amortized cost AFS portfolio duration of 1.92; approximately 65.3% of the portfolio floating rate

Non-GAAP Financial Measures 20 4Q25 ($ in millions except per share data) Net income (GAAP) $69 Write downs on capitalized software 4 Tax effect of adjustment (1) Adjusted net income $72 Average assets $35,186 ROA 0.78 % Adjusted ROA 0.81 % Average stockholders’ equity $3,095 ROE 8.9 % Adjusted ROE 9.2 % EPS (GAAP) $0.90 Write downs on capitalized software 0.04 Adjusted EPS $0.94 Net income, EPS, ROA and ROE excluding the impact of the write-off are non-GAAP financial measures. Disclosure of these measures enhances the reader’s ability to compare the Company’s performance for 4Q25 to other periods presented. PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following tables reconciles these non-GAAP financial measurements to the comparable GAAP financial measurements of net income, EPS, ROA and ROE for 4Q25 and PPNR for the periods presented: ($ in millions) 1Q25 2Q25 3Q25 4Q25 1Q26 Income before income taxes (GAAP) $80 $94 $98 $90 $82 Plus: provision for credit losses 15 16 12 26 25 PPNR $95 $110 $110 $115 $106